SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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                                 Date of Report
                       (Date of earliest event reported)

                                  June 20, 2000


                        PROVIDIAN FINANCIAL CORPORATION
            (Exact name of registrant as specified in its charter)


        Delaware                        1-12897                   94-2933952
------------------------       ------------------------      -------------------
(State of incorporation)       (Commission File Number)         (IRS Employer
                                                             Identification No.)

           201 Mission Street
       San Francisco, California                                       94105
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(Address of principal executive offices)                            (Zip Code)


                                 (415) 543-0404
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                        (Registrant's telephone number,
                             including area code)

                                       N/A
    -----------------------------------------------------------------------
         (Former name or former address, if changed since last report)


Item 5.  Other Events.

     On June 20, 2000, the Registrant issued a press release revising its earnings guidance in light of recent legal developments. A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

99   Registrant's press release dated June 20, 2000.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PROVIDIAN FINANCIAL CORPORATION
                                                  (Registrant)


Date:  June 20, 2000                    By: /s/ David J. Petrini
                                            ------------------------------------
                                            David J. Petrini
                                            Executive Vice President and Chief
                                            Financial Officer


                                  EXHIBIT INDEX

Exhibit Number              Description
--------------              -----------

99   Registrant's press release dated June 20, 2000.